                                                                    EXHIBIT 99.1

                                    EXHIBIT 1

         Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  December 18, 2001      MERCANTILE EQUITY PARTNERS III, L.P.,
                               an Illinois limited partnership, its Managing
                               Member

                               By: Mercantile Equity Partners III, L.L.C., an
                                   Illinois limited liability company, its
                                   General Partner

                                   By: /s/ I. Steven Edelson
                                       ---------------------
                                       Name: I. Steven Edelson
                                       Title: Managing Member

                               MERCANTILE EQUITY PARTNERS III, L.L.C.,
                               an Illinois limited liability company,
                               its General Partner

                               By:  /s/ I. Steven Edelson
                                    ---------------------
                               Name: I. Steven Edelson
                               Title: Managing Member

                               MERCANTILE CAPITAL PARTNERS I, LP,
                               an Illinois limited partnership

                               By: Mercantile Capital Group, LLC, a Delaware
                                   limited liability company, its general
                                   partner

                                   By: Mercantile Capital Management Corp.,
                                       an Illinois corporation, its manager

                                       By: /s/ I. Steven Edelson
                                           ---------------------
                                       Name: I. Steven Edelson
                                       Title: President

                                MERCANTILE CAPITAL GROUP, LLC, a Delaware limited liability company

                                By: Mercantile Capital Management Corp., an
                                    Illinois corporation, its manager

                                    By: /s/ I. Steven Edelson
                                        ---------------------
                                    Name: I. Steven Edelson
                                    Title:   President

                                 MERCANTILE CAPITAL MANAGEMENT CORP., an
                                 Illinois corporation, its manager

                                 By: /s/ I. Steven Edelson
                                     ---------------------
                                 Name: I. Steven Edelson
                                 Title: President

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                                 THE EDELSON FAMILY TRUST DATED
                                 SEPTEMBER 17, 1997

                                 By: /s/ I. Steven Edelson
                                     ---------------------
                                 Name: I. Steven Edelson
                                 Title: Trustee

                                 ASIA INTERNET INVESTMENT GROUP I, LLC,
                                 a Delaware limited liability company

                                 By: Asia Investing Group, LP, a Delaware
                                     limited partnership, its managing member

                                     By: Asia Investors Group, LLC, a Delaware
                                         limited liability company, its general
                                         partner

                                         By: Mercantile Asia Investors, LP, a
                                             Delaware limited partnership, its
                                             managing member

                                             By: Mercantile Asia, LLC, a
                                                 Delaware limited liability
                                                 company, its general partner

                                                 By: /s/ I. Steven Edelson
                                                     ---------------------
                                                     Name: I. Steven Edelson
                                                     Title:  Managing Member

                                 ASIA INVESTING GROUP, LP, a Delaware limited partnership

                                 By: Asia Investors Group, LP, a Delaware
                                     limited liability company, its general
                                     partner

                                     By: Mercantile Asia Investors, LP, a
                                         Delaware limited partnership, its
                                         managing member

                                         By: Mercantile Asia, LLC, a
                                             Delaware limited liability
                                             company, its general partner

                                             By: /s/ I. Steven Edelson
                                             -----------------------------------
                                             Name: I. Steven Edelson
                                             Title: Managing Member

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                                 ASIA INVESTORS GROUP, LLC, a Delaware limited
                                 liability company

                                 By: Mercantile Asia Investors, LP, a Delaware
                                     limited partnership, its managing member

                                     By: Mercantile Asia, LLC, a
                                         Delaware limited liability
                                         company, its general partner

                                         By: /s/ I. Steven Edelson
                                             -----------------------------------
                                             Name: I. Steven Edelson
                                             Title: Managing Member

                                 MERCANTILE ASIA INVESTORS, LP,
                                 a Delaware limited partnership

                                 By: Mercantile Asia, LLC, a Delaware limited
                                     liability company, its general partner

                                     By: /s/ I. Steven Edelson
                                         -----------------------------------
                                     Name: I. Steven Edelson
                                     Title: Managing Member

                                 MERCANTILE ASIA, LLC, a Delaware limited liability company

                                 By: /s/ I. Steven Edelson
                                     -----------------------------------
                                 Name: I. Steven Edelson
                                 Title: Managing Member

                                 /s/ Michael A. Reinsdorf
                                 ---------------------------------------
                                 MICHAEL A. REINSDORF, an Individual

                                 /s/ I. Steven Edelson
                                 ---------------------------------------
                                 I. STEVEN EDELSON, an Individual

                                 /s/ Nathaniel C. A. Kramer
                                 ---------------------------------------
                                 NATHANIEL C. A. KRAMER, an Individual